Exhibit 99.2

KULICKE AND SOFFA INDUSTRIES, INC.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma consolidated financial statements have been prepared to reflect the September 29, 2008 sale of the Kulicke and Soffa Industries, Inc. (“K&S” or the “Company”) Wire division (“Wire”). This transaction was described on the Form 8-K dated July 31, 2008 (the “Sale”).

The unaudited Pro Forma Consolidated Statements of Operations for the nine months ended June 28, 2008 and June 30, 2007 and years ended September 29, 2007, September 30, 2006, and September 30, 2005 are based on K&S’s historical Consolidated Statements of Operations, and give effect to the disposition transaction as if it had occurred on October 1, 2004.

For the nine month period ended June 28, 2008, Wire’s results of operations were presented in the consolidated results of K&S in the Company’s Quarterly Report on Form 10-Q. In the Company’s Annual Report on Form 10-K, the Wire results of operations will be presented as discontinued operations in accordance with Statement of Financial Accounting Standard No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. Therefore, the pro forma elimination of historical results for Wire is necessary for the nine month period ended June 28, 2008. The unaudited Pro Forma Consolidated Balance Sheet as of June 28, 2008 is based on K&S’s historical balance sheet as of that date, and gives effect to the disposition as if the transaction occurred on June 28, 2008.

The unaudited pro forma consolidated financial statements presented below are based on the assumptions and adjustments described in the accompanying notes and do not reflect any adjustments for non-recurring items or changes in operating strategies arising as a result of the disposition. A portion of the proceeds from the sale of Wire are expected to be used in the purchase of Orthodyne Electronics Corporation as disclosed in the Form 8-K filing on July 31, 2008. Accordingly, the actual effect of the Sale, due to this and other factors, could differ from the pro forma adjustments presented herein. However, management believes the assumptions used and the adjustments made are reasonable under the circumstances and given the information available.

These unaudited pro forma consolidated financial statements are presented for illustrative purposes only and are not necessarily indicative of the operating results or the financial position that would have been achieved had the Sale been consummated as of the dates indicated or of the results that may be obtained in the future. These unaudited pro forma consolidated financial statements and accompanying notes should be read together with K&S’s audited consolidated financial statements and accompanying notes as of and for the year ended September 29, 2007, and Management’s Discussion and Analysis of Financial Condition and Results of Operations included in K&S’s Annual Report on Form 10-K for the year ended September 29, 2007, as well as in conjunction with K&S’s unaudited consolidated financial statements and accompanying notes as of and for the period ended June 28, 2008, and Management’s Discussion and Analysis of Financial Condition and Results of Operations included in K&S’s Quarterly Report on Form 10-Q for the period ended June 28, 2008.

KULICKE AND SOFFA INDUSTRIES, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

(in thousands)

	As of June 28, 2008
	Company Historical (1)	Sale of Wire Business (2)		Pro Forma Adjustments (4)		Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$164,196	$—		$150,459	a	$314,655
Restricted cash	10,000	—				10,000
Short-term investments	8,560	—				8,560
Accounts and notes receivable, net of allowance for doubtful accounts	146,138	(77,494	)b			68,644
Inventories, net	71,326	(41,520	)b			29,806
Prepaid expenses and other current assets	16,438	(725	)b			15,713
Deferred income taxes	3,533	(91	)b			3,442

Total Current Assets	420,191	(119,830)		150,459		450,820
Property, plant and equipment, net	40,763	(3,319	)b			37,444
Goodwill	32,393	(29,684	)b			2,709
Intangible assets	469	—				469
Other assets	6,663	(164	)b			6,499

TOTAL ASSETS	$500,479	$(152,997)		$150,459		$497,941

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current portion of long-term debt	$72,412	$—		$—		$72,412
Accounts payable	54,176	(27,034	)b			27,142
Accrued expenses & other current liabilities	29,383	(2,444	)b			26,939
Income taxes payable	278	—				278

Total Current Liabilities	156,249	(29,478)		—		126,771
Long term debt	175,000	—				175,000
Other liabilities	40,260	(176	)b			40,084
Deferred income taxes	22,860	(588	)b			22,272

Total Liabilities	394,369	(30,242)		—		364,127

Commitments and contingencies
Shareholders’ equity:
Preferred stock, without par value	—					—
Common stock, no par value	294,802	—				294,802
Treasury stock, at cost	(46,118)	—				(46,118)
Accumulated income (deficit)	(144,856)	—		29,691	c	(115,165)
Accumulated other comprehensive income	2,282	(1,987	)b			295

Total Stockholders’ Equity	106,110	(1,987)		29,691		133,814

TOTAL LIABILITIES & STOCKHOLDERS’ EQUITY	$500,479	$(32,229)		$29,691		$497,941

KULICKE AND SOFFA INDUSTRIES, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

(in thousands, except per share data)

	For the Nine Months Ended June 28, 2008
	Company Historical (1)	Sale of Wire Business (2)		Pro Forma Adjustments (4)		Pro Forma
Net revenue	$582,709	$(315,889	)b	$—		$266,820
Cost of sales	451,722	(293,829	)b	—		157,893

Gross profit	130,987	(22,060)		—		108,927

Operating expenses:
Selling, general and administrative	70,326	(3,274	)b	—		67,052
Research and development, net	46,483	(1,122	)b	(128	)d	45,233
Other expense	9,152	—		—		9,152

Total operating expenses	125,961	(4,396)		(128)		121,437

Operating Income	5,026	(17,664)		128		(12,510)
Other income	—	—		—		—
Interest income	3,728	—		—		3,728
Interest expense	(2,607)	—		—		(2,607)
Other gain	170	—		—		170

Income (loss) from continuing operations before tax	6,317	(17,664)		128		(11,219)
Provision (benefit) for income taxes	(2,114)	(504	)b	—		(2,618)

Income (loss) from continuing operations	$8,431	$(17,160)		$128		$(8,601)

Income (loss) from continuing operations per common share:
Basic	$0.16					$(0.16)
Diluted	$0.15					$(0.16)
Weighted average shares outstanding:
Basic	53,392					53,392
Diluted	62,297					62,297

KULICKE AND SOFFA INDUSTRIES, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

(in thousands, except per share data)

	For the Nine Months Ended June 30, 2007
	Company Historical (1)	Sale of Wire Business (2)		Pro Forma Adjustments (4)		Pro Forma
Net revenue	$463,647	$(244,721	)b	$—		$218,926
Cost of sales	350,454	(225,907	)b	—		124,547

Gross profit	113,193	(18,814)		—		94,379

Operating expenses:
Selling, general and administrative	69,667	(3,395	)b	—		66,272
Research and development, net	37,066	(870	)b	(128	)d	36,068
Other expense	—	—		—		—

Total operating expenses	106,733	(4,265)		(128)		102,340

Operating Income	6,460	(14,549)		128		(7,961)
Other income	—	—		—		—
Interest income	4,793	—		—		4,793
Interest expense	(1,952)	—		—		(1,952)
Other	—	—		—		—

Income (loss) from continuing operations before tax	9,301	(14,549)		128		(5,120)
Provision (benefit) for income taxes	1,822	(438	)b	—		1,384

Income (loss) from continuing operations	$7,479	$(14,111)		$128		$(6,504)

Income (loss) from continuing operations per common share:
Basic	$0.13					$(0.11)
Diluted	$0.12					$(0.11)
Weighted average shares outstanding:
Basic	57,112					57,112
Diluted	69,460					69,460

KULICKE AND SOFFA INDUSTRIES, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

(in thousands, except per share data)

	For the Fiscal Year Ended September 29, 2007
	Company Historical (3)	Sale of Wire Business (2)		Pro Forma Adjustments (4)		Pro Forma
Net revenue	$700,404	$(329,878	)b	$—		$370,526
Cost of sales	519,470	(304,380	)b	—		215,090

Gross profit	180,934	(25,498)		—		155,436

Operating expenses:
Selling, general and administrative	93,803	(4,964	)b	—		88,839
Research and development, net	50,685	(1,430	)b	(170	)d	49,085
Other expense	—	—		—		—

Total operating expenses	144,488	(6,394)		(170)		137,924

Operating Income	36,446	(19,104)		170		17,512
Other income	—	—		—		—
Interest income	6,866	—		—		6,866
Interest expense	(2,876)	—		—		(2,876)
Other gain	2,802	—		—		2,802

Income from continuing operations before tax	43,238	(19,104)		170		24,304
Provision (benefit) for income taxes	5,508	(60	)b	—		5,448

Income from continuing operations	$37,730	$(19,044)		$170		$18,856

Income from continuing operations per common share:
Basic	$0.67					$0.34
Diluted	$0.57					$0.29
Weighted average shares outstanding:
Basic	56,221					56,221
Diluted	68,274					68,274

KULICKE AND SOFFA INDUSTRIES, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

(in thousands, except per share data)

	For the Fiscal Year Ended September 30, 2006
	Company Historical (3)	Sale of Wire Business (2)		Pro Forma Adjustments (4)		Pro Forma
Net revenue	$696,311	$(316,015	)b	$—		$380,296
Cost of sales	499,750	(292,677	)b	—		207,073

Gross profit	196,561	(23,338)		—		173,223

Operating expenses:
Selling, general and administrative	81,462	(4,752	)b	—		76,710
Research and development, net	37,657	(1,196	)b	(170	)d	36,291
Other expense	(4,544)	—		—		(4,544)

Total operating expenses	114,575	(5,948)		(170)		108,457

Operating Income	81,986	(17,390)		170		64,766
Other income	—	—		—		—
Interest income	3,921	—		—		3,921
Interest expense	(3,126)	—		—		(3,126)
Other gain	4,040	—		—		4,040

Income from continuing operations before tax	86,821	(17,390)		170		69,601
Provision (benefit) for income taxes	9,789	(1,721	)b	—		8,068

Income from continuing operations	$77,032	$(15,669)		$170		$61,533

Income from continuing operations per common share:
Basic	$1.40					$1.12
Diluted	$1.14					$0.91
Weighted average shares outstanding:
Basic	55,089					55,089
Diluted	68,881					68,881

KULICKE AND SOFFA INDUSTRIES, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

(in thousands, except per share data)

	For the Fiscal Year Ended September 30, 2005
	Company Historical (3)	Sale of Wire Business (2)		Pro Forma Adjustments (4)		Pro Forma
Net revenue	$475,542	$(215,540	)b	$—		$260,002
Cost of sales	339,461	(196,407	)b	—		143,054

Gross profit	136,081	(19,133)		—		116,948

Operating expenses:
Selling, general and administrative	69,525	(3,321	)b	—		66,204
Research and development, net	28,495	(1,323	)b	(170	)d	27,002
Other expense	(1,690)	—		—		(1,690)

Total operating expenses	96,330	(4,644)		(170)		91,516

Operating Income	39,751	(14,489)		170		25,432
Other income	—	—		—		—
Interest income	2,228	—		—		2,228
Interest expense	(3,806)	—		—		(3,806)
Other	—	—		—		—

Income from continuing operations before tax	38,173	(14,489)		170		23,854
Provision (benefit) for income taxes	4,836	(3,368	)b	—		1,468

Income from continuing operations	$33,337	$(11,121)		$170		$22,386

Income from continuing operations per common share:
Basic	$0.65					$0.43
Diluted	$0.52					$0.36
Weighted average shares outstanding:
Basic	51,619					51,619
Diluted	67,662					67,662

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (in thousands)

(1)	As reported in K&S’s quarterly report on Form 10-Q for the quarterly period ended June 28, 2008.

(2)	Prepared by the Company from its accounting records. Historically, Wire has not been managed or reported as a separate business and this financial information is prepared on a “carve-out” basis and reflects direct costs and income taxes attributable to the discontinued operation. This information has been prepared on a basis considered reasonable by management.

(3)	As reported in K&S’s annual report on Form 10-K for the year ended September 29, 2007.

(4)	Pro forma adjustments reflect only those adjustments which are directly attributable to the Wire transaction.

(a)	The Pro Forma Balance Sheet gives effect to the disposition of Wire as of June 28, 2008 based upon:

•	$155,000 cash including estimated Working Capital as of March 29, 2008;

•	less: June 28, 2008 preliminary Working Capital adjustment of $890;

•	less: $3,651 for transaction costs.

At closing on September 29, 2008, the Purchaser paid to the Seller $165,396 which included a $10,396 Working Capital adjustment based upon the amount by which estimated September 29, 2008 balances exceeded the target Working Capital.

(b)	Reflects the elimination of the financial results of operations, assets, liabilities, and accumulated other comprehensive income amounts associated with the discontinued operations of Wire in accordance with Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Lived Asset. The Pro Forma statement of operations gives effect to the disposition of Wire as if the transaction occurred on October 1, 2004.

(c)	Represents the recognition of a gain which would have been realized upon the disposition of Wire had the transaction closed on June 28, 2008. Given the jurisdictions in which the sale of the Wire business was recorded, the estimated income taxes payable were not significant and therefore not reflected in the Pro Forma Balance Sheet.

(d)	Includes $14 per month in accordance with the long-term strategic agreement under which K&S will continue to provide application engineering services.